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                                                                  EXHIBIT 10.20


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                           CUSTOM SYNTHESIS AGREEMENT


CUSTOMER             Steritech, Concord, USA.

PROCESS              Production of S-59.


The following are the general terms and conditions covering the above conversion:

1.       All work is undertaken under Confidentiality Agreement.

2.       All work will be carried out in accordance with GMP.

3. Except as expressly stated process details will be supplied by Steritech and [*] do not guarantee yields or quality of product produced save to the extent that yields or quality are substantially affected by the negligence or wilful misconduct of [*] personnel.

4. The project supervisors who are authorised to contract the work and to whom all reports should be furnished are:
         Steritech      :       Dr Susan Wollowitz
         [*]            :       [*]

5. Written reports will be furnished to Steritech in a manner and timescale agreed between the project supervisors.

6.       [*] will undertake to :
         a. convert two batches of a minimum of [*] each of [*] to S-59 in a campaign using a combination of our multi-purpose glass lined plant and out [*] pilot plant,
         b. provide analytical support for the production campaign at [*],
         C. isolate and handle the final product in a controlled environment,
         d. clean down the plant after the second batch of S-59 and after each recrystallisation.

7. Steritech are responsible for supplying [*] of [*] of the required quality to [*] before 1 April 1996. The minimum batch size which can be processed by [*] is [*] of [*] per batch.
         Should the campaign not take place due to non availability or non suitability of starting material at the reserved time and [*] is unable to fill the production slot, Steritech will be responsible for the charges under this proposal.

8. Steritech, by virtue of contracting this work, will own all intellectual property generated directly from the work and [*] will co-operate in any reasonable manner in transferring the intellectual property to Steritech. [*] will charge Steritech at standard rates for all time expended on this work.



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9.       [*] will carry out the testing of the final product in accordance with TS295 (copy appended)

10.      The costs for the work to be undertaken under this project will be as
         follows: 10.1 Conversion Cost                               [*]

         10.2 Chemist Time
         Any development work requested will be charged at the following rates:
         Senior Chemist                                       [*] per week
         Development Chemist                                  [*] per week

         10.3 Materials and Other
         Materials and outside analytical services, which will only be contracted from [*] approved vendors, will be charged at cost to [*] plus 10% to cover administration. Any other out of pocket expenses will be charged at cost.

         10.4 Invoicing
         Work will only be undertaken on receipt of a written purchase order from Steritech. Invoices will be raised at the end of the production campaign and will be due for payment within 30 days from date of invoice by way of transfer of funds to a bank account nominated on the invoice. Charges will be supported by appropriate documentation which will be available on request for inspection at [*]'s premises.




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Finance Director


Accepted for and on behalf of Steritech Inc.:

/S/[SIG]                       Steven T. Isaacs             3/14/96
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Signature                      Print Name                   Date



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